STOCK PURCHASE AGREEMENT

made by and between

HPIL HOLDING

and

GIOTOS LIMITED

June 28, 2012

Table of Contents

1	.	SALE AND PURCHASE OF SHARES			1
2	.	PURCHASE PRICE AND PAYMENT			1
3	.	ADJUSTMENT TO NUMBER OF SHARES			1
		3.1	.	Patent Valuation	1
		3.2	.	Fairness Opinion	2
		3.3	.	Share Adjustment Procedure	2
4	.	CLOSING			3
		4.1	.	Actions By Seller	3
		4.2	.	Actions By Buyer	4
5	.	REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER			4
		5.1	.	Ownership Of Shares	4
		5.2	.	Authorization	4
		5.3	.	Consents	4
		5.4	.	Compliance With Other Instruments	4
		5.5	.	Litigation	5
6	.	REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER			5
		6.1	.	Authorization	5
		6.2	.	Consents	5
		6.3	.	Compliance With Other Instruments	5
		6.4	.	Litigation	5
		6.5	.	Patents	6
		6.6	.	Purchase For Investment	6
		6.7	.	Restrictions On Shares	6
7	.	CONDITIONS PRECEDENT			6
		7.1	.	Document Delivery	6
8	.	BUYER’S INDEMNITY			6
9	.	SELLER’S INDEMNITY			7
10	.	PAYMENT OF EXPENSES			7
11	.	APPROVAL OF COUNSEL			7
12	.	NOTICES			7
13	.	ADDITIONAL UNDERTAKINGS			9
14	.	COMPLIANCE WITH THE FOREIGN CORRUPT PRACTICES ACT AND EXPORT
		CONTROL AND ANTIBOYCOTT LAWS			9
15	.	ARBITRATION			9
16	.	GOVERNING LAW			9
17	.	BINDING EFFECT			9
18	.	COUNTERPARTS			10
19	.	NO RELIANCE			10
20	.	CAPTIONS			10
21	.	ENTIRE AGREEMENT			10

i

STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (“Agreement”) is signed and entered into this 28th day of June, 2012, by and between HPIL HOLDING, a Nevada corporation (“Seller”), and GIOTOS LIMITED, a private limited company organized in the United Kingdom (“Buyer”).

R E C I T A L S:

The following is a recital of facts underlying this Agreement:

     A. Seller is the legal and beneficial owner of One Hundred Million (100,000,000) treasury shares of common stock of the Seller (the “Shares”).

     B. Seller has agreed to sell to Buyer, and Buyer has agreed to buy from Seller, all of the Shares, subject to the number of Shares being adjusted as described below, as well as all of Seller’s rights related thereto and any and all dividends now owing or hereafter to be declared thereon, on the terms and conditions set forth herein.

     C. The parties believe that the Purchase Price, as defined below, is the fair market value of the Shares as of the date hereof. The Seller desires to sell, and the Buyer desires to purchase, the Shares at their fair market value.

     D. The Purchase Price shall be paid in the form of an assignment of certain patents owned by Buyer to Seller.

     NOW, THEREFORE, in consideration of and in reliance upon the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. Sale And Purchase Of Shares

     Subject to the adjustment provided for in Section 3, Seller hereby agrees to issue, sell and convey to Buyer, and Buyer hereby buys and accepts from Seller, the Shares, subject to the terms and conditions of this Agreement.

2. Purchase Price And Payment

     The purchase price for the Shares shall be equal to the value of the patents (“Patents”) described in Exhibit “A” attached (“Purchase Price”). The Purchase Price shall be paid by an assignment of all of the Buyer’s right, title, and interest in and to the Patents. No part of the Purchase Price shall be due, paid, or owing in cash.

3.	Adjustment To Number Of Shares
	3.1.	Patent Valuation
On or before February 28, 2013, Buyer shall present to Seller a formal written
valuation	of Buyer’s Patents performed by a third-party solely satisfactory to Seller which valuation shall reflect the fair market value of the Patents (“Patent Value”). For purposes of this Agreement, the Patent Value shall be conclusive and binding on both Buyer and Seller as to the fair market value of the Patents for all purposes related to, arising from, or pertaining to, this Agreement.

3.2. Fairness Opinion

     On or before March 7, 2013, Seller shall present to Buyer a formal written fairness opinion performed by a third-party solely satisfactory to Buyer representing the fair market value per share of the common stock of Seller as of 5:00 p.m. E.S.T. on June 28, 2012 (the “Per Share Value”). For purposes of this Agreement, the Per Share Value shall be conclusive and binding as to the fair market value per share of Seller’s common stock for all purposes relating to, arising from, or pertaining to, this Agreement.

3.3.	Share Adjustment Procedure
	3.3.1	Value Of Shares
For purposes of adjusting the number of Shares sold to Buyer, the value of
the	Shares (“Shares Value”) shall be established and shall be computed by multiplying the number of Shares (i.e., One Hundred Million (100,000,000)) by the Per Share Value.

3.3.2 Consequences Of Patent Value In Excess Of, Or Equal To, Shares Value.

     If the Patent Value is greater than or equal to the Shares Value, then no adjustment shall be made to the number of Shares issued to Buyer.

3.3.3 Consequences Of Shares Value In Excess Of Patent Value.

     If the Shares Value exceeds the Patent Value, then Buyer shall be obligated to return to Seller the number of Shares equal to (a) the dollar amount the Shares Value exceed the dollar amount of the Patent Value (“Excess Value”) divided by

(b)	the Per Share Value.
	3.3.4	Example Of Consequences Of Shares Value In Excess Of Patent Value
For purposes of this Agreement, and without limitation, the following is
an	example of the application of Section 3.3.3 of this Agreement:

Assuming the Patent Value is Twenty-Four Million Dollars ($24,000,000.00) and the Shares Value is Twenty-Five Million Dollars ($25,000,000.00), then the Excess Value is One Million Dollars ($1,000,000.00) (i.e., $25,000,000.00 -$24,000,000.00).

Assuming the Per Share Value is Twenty-Five cents ($0.25), then the amount of Shares Buyer shall be obligated to return to Seller shall be equal to the following:

$1,000,000.00 Excess Value

divided by

$0.25 Per Share Value

Equals

Four Million (4,000,000) Shares.

3.3.5 Issuance Of New Stock Certificate

     If the Shares Value exceeds the Patent Value, on or before March 15, 2013, Buyer shall return to Seller the original stock certificate issued to Buyer pursuant to Section 4.1 of this Agreement, and Buyer shall deliver to Buyer a new stock certificate substantially in the form attached as Exhibit “B” reflecting the number of Shares owned by Buyer as adjusted by Section 3.3 of this Agreement.

3.3.6 Fractional Shares

     Notwithstanding anything else set forth in Section 3, Buyer shall only be obligated to return the number of Shares, if any, representing whole Shares, and Seller shall not be obligated to issue anything but whole Shares to Buyer. Each of Buyer and Seller agree to round up to nearest whole share of any Share returned to Seller by Buyer, or any Share issued by Buyer to Seller, so that no fractional shares shall be returned by Buyer to Seller, or issued by Seller to Buyer, pursuant to this Agreement.

4. Closing

     The closing of the transactions contemplated by this Agreement shall take place at the offices of Howard & Howard Attorneys PLLC, 450 West Fourth Street, Royal Oak, Michigan 48067, or other mutually agreed upon location.

4.1.	Actions By Seller
	At	closing, Seller shall deliver to the Buyer:
	(a)	A stock certificate in the form attached as Exhibit “B” with the following
	restrictive	legend:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act have been made, or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933; and

     (b) Those other closing documents which the Buyer may reasonably require.

4.2.	Actions By Buyer
	At	closing, the Buyer shall deliver to Seller:
	(a)	The Assignment of Patents executed by Buyer in the form attached hereto
as	Exhibit “C”; and
	(b)	Those other closing documents which Seller may reasonably require.

5. Representations, Warranties, And Covenants Of Seller

     Seller hereby represents, warrants, and covenants to Buyer that as of the date of this Agreement:

5.1. Ownership Of Shares

     Seller owns all right, title and interest (legal and beneficial) in and to all of the Shares being sold by Seller pursuant to this Agreement free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise, except for those imposed by applicable federal and state securities laws. Seller has the full power and authority to issue, sell, transfer, convey, assign and deliver the Shares being sold by Seller to Buyer, and upon delivery and payment for such Shares at the closing, Buyer shall acquire valid and unencumbered title to such Shares to be delivered by Seller hereunder except as described in this Agreement.

5.2. Authorization

     This Agreement constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.3. Consents

     To Seller’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

5.4. Compliance With Other Instruments

     The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to Seller, or an event that results in the creation of any lien, charge or encumbrance upon the Shares being sold by Seller. Seller shall receive, as of the closing, all consents or waivers necessary to transfer the Shares being sold by Seller (together with all associated rights) to Buyer and neither the transfer nor the Shares are subject to any right of first refusal, preemptive, tag-along or drag-along right, call right or other comparable obligations or restrictions that has not been waived in connection herewith.

5.5. Litigation

     There is no action, suit, proceeding or investigation pending or, to Seller’s knowledge, currently threatened that questions the validity of this Agreement, or the right of Seller to enter into this Agreement, or to consummate the transactions contemplated hereby.

6. Representations, Warranties, And Covenants Of Buyer

Buyer hereby represents, warrants, and covenants to Seller that:

6.1. Authorization

     This Agreement constitutes a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

6.2. Consents

     To Buyer’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Buyer is required in connection with the consummation of the transactions contemplated by this Agreement.

6.3. Compliance With Other Instruments

     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to Buyer to which the assets of Buyer are subject. Buyer has received, as of the closing, all consents or waivers necessary to purchase the Shares being sold by Seller to Buyer.

6.4. Litigation

     There is no action, suit, proceeding or investigation pending or, to Buyer’s knowledge, currently threatened that questions the validity of this Agreement, or the right of Buyer to enter into this Agreement, or to consummate the transactions contemplated hereby.

6.5. Patents

     6.5.1. Exhibit “A” contains a complete and accurate list and summary description of all Patents.

     6.5.2. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions.

     6.5.3. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. There is no potentially interfering patent or patent application of any third party.

     6.5.4. No Patent is infringed or has been challenged or threatened in any way and none of the products manufactured or sold, nor any process or know-how used, by Buyer infringes or is alleged to infringe any patent or other proprietary right of any other person.

     6.5.5. All products made, used or sold, if any, under the Patents have been marked with the proper patent notice.

6.6. Purchase For Investment

     Buyer is acquiring the Shares for Buyer’s own account for investment and not with a present view toward any resale or distribution.

6.7. Restrictions On Shares

     Buyer acknowledges and agrees that the Shares are not registered and not freely tradable and may only be traded or sold pursuant to compliance with applicable United States of America federal and state securities laws including, but not limited to, the Securities Act of 1933.

7. Conditions Precedent

     The following shall be conditions precedent to Seller’s and Buyer’s obligations to consummate the transactions contemplated by this Agreement (the fulfillment of which the parties shall pursue in good faith and with reasonable diligence):

7.1. Document Delivery

     Each party shall have delivered to the other party the documents and effected the other deliveries contemplated by Section 4 of this Agreement.

8.	Buyer’s Indemnity
8.1. Seller shall indemnify, defend, and hold harmless Buyer from, against and with
respect	to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense

(including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: (i) any inaccuracy in any representation or breach of warranty of Seller contained in this Agreement and (ii) any failure by Seller to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by Seller under this Agreement or any of the other agreements or instruments executed and delivered by Seller.

     8.2. Buyer agrees that the sole and exclusive remedy for money damages related to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 8.

9.	Seller’s Indemnity
9.1. Buyer shall indemnify, defend, and hold harmless Seller from, against and with
respect	to any Losses arising out of or in any manner, incident, relating or attributable to: (a) any inaccuracy in any representation or breach of warranty of Buyer contained in this Agreement and (b) any failure by Buyer to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by Buyer under this Agreement or any of the other agreements or instruments executed and delivered by Buyer.

     9.2. Seller agrees that the sole and exclusive remedy for money damages relating to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 9.

10. Payment Of Expenses

     Each of the parties shall pay their own expenses associated with this Agreement and the transactions contemplated herein.

11. Approval Of Counsel

     All instruments or documents to be delivered by any party to this Agreement shall be in form and content reasonably satisfactory to the counsel for the party receiving such instrument or document.

12. Notices

     All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (d) one (1) business day after having been dispatched by an internationally recognized overnight courier service, in each case to the appropriate party at the address or facsimile number specified below:

If to the Buyer:

GIOTOS LIMITED

Attn: Louis Bertoli, President/Director 57-61 Market Place Cannock, Staffordshire WS11 1BP

United Kingdom

Facsimile No.: 0044 (1543) 502658

with a copy (which shall not constitute notice) to the following e-mail address:

info@giotos.co.uk

If to the Seller:

HPIL HOLDING

Attn: Nitin Amersey, Director and C.F.O. 7075 Gratiot Road, Suite One Saginaw, Michigan 48609 United States of America Facsimile No.: 001 (248) 750-1016

with a copy (which shall not constitute notice) to the following e-mail addresses:

nitin.amersey@hpilholding.com and info@hpilholding.com

and

with a copy (which shall not constitute notice) to:

Attn: Lee A. Sartori, Esq.
Attn: David B. Braun, Esq
Howard & Howard Attorneys PLLC
450 W. Fourth Street
Royal Oak, Michigan 48067
Facsimile No.: 001 (248) 645-1568

Any party hereto may change its address or facsimile number for the purposes of this Section 12 by giving notice as provided herein.

13. Additional Undertakings

     Seller and Buyer shall hereafter each take those actions and execute and deliver those documents and instruments as shall be reasonably necessary in order to fulfill the intent and purpose of this Agreement, and shall cooperate in any filing, registration, investigation or other activity that shall be required or shall occur as a result of or in connection with these transactions.

14. Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

     Neither Buyer or Seller or any representative of Buyer or Seller in its capacity as such has violated the Foreign Corrupt Practices Act or the anticorruption laws of any jurisdiction where the Buyer or Seller does business. Each of Buyer and Seller has at all times complied with all legal requirements relating to export control and trade sanctions or embargoes. Neither Buyer or Seller have violated the antiboycott prohibitions contained in 50 U.S.C. Sections 2401 et seq. or taken any action that can be penalized under Section 999 of the Internal Revenue Code of 1986, as amended.

15. Arbitration

     Any and all disputes or controversies between the parties arising out of or in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce; provided, a party may seek a temporary restraining order, preliminary injunction, or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo. Despite any such action for provisional relief, the parties will continue to participate in good faith in the procedures specified in this Section 15. Each party shall appoint one arbitrator who shall mutually appoint a third arbitrator who shall be the sole arbitrator for the proceeding. The arbitration shall be held, and any award shall be rendered, in Paris (France), in the English language. The award may include reimbursement of the costs of the arbitration (including, without limitation, reasonable attorney fees) to the prevailing party or a portion of such costs as determined by the arbitrator. An award of the arbitrator shall be final and binding on the parties and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

16. Governing Law

     This Agreement and its application and interpretation will be governed exclusively by its terms and the laws of the State of Nevada, and excluding any conflicts of law provisions which would require the application of any law other than Nevada.

17. Binding Effect

     All of the terms and provisions of this Agreement by or for the benefit of the parties shall be binding upon and inure to the benefit of their successors, assigns, heirs and personal representatives. The rights and obligations provided by this Agreement shall not be assignable by any party without the express written permission of both parties. Except as expressly provided herein, nothing herein is intended to confer upon any person, other than the parties and their successors, any rights or remedies under or by reason of this Agreement.

18. Counterparts

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

19. No Reliance

     No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement. The parties assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

20. Captions

     Captions to sections and subsections of this Agreement have been included solely for the sake of convenient reference and are entirely without substantive effect.

21. Entire Agreement

     This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding (including, without limitation, any alleged waiver based on a party’s knowledge of any inaccuracy in any representation or warranty contained herein) unless in writing and signed by the party against which such amendment, supplement, modification, waiver or termination is asserted. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

     THIS STOCK PURCHASE AGREEMENT has been entered into as of the date first set forth above.

BUYER:		SELLER:

GIOTOS LIMITED, a United Kingdom		HPIL HOLDING, a Nevada corporation
private limited company

By:	/s/ Louis Bertoli	By:	/s/ Nitin Amersey
	Louis Bertoli		Nitin Amersey
As:	President/Director	As:	Director and C.F.O.